CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Fund")
Supplement dated March 25, 1997 to the Prospectus dated December 31,
1996

	On March 4, 1997 the Fund's Board of Trustees approved the following:

  An amendment to the Fund's investment policies to permit Standish Ayer & Wood, Inc. and National Asset Management Inc., investment advisers (collectively, the "Advisors") to Intermediate Fixed Income Investments and Long-Term Bond Investments, respectively (collectively referred to as "Portfolios" and individually as "Portfolio") to invest in Asset-Backed Securities ("ABSs"). ABSs are well established and have become increasingly prevalent in the fixed income market. ABSs may enhance a Portfolio's performance; however, their use involves certain risks that may not be found in other
mutual fund investments.   Both Advisors are only authorized to
invest in those ABSs that have received a AAA rating from both Moody's and Standard & Poor's and may only invest up to 5% of the Portfolio's net assets in this type of security.

  A new investment advisory agreement for a portion of the assets of Small Capitalization Growth Investments ("Small Cap") between Berger Associates, Inc. ("Berger Associates"), as replacement adviser to Pilgrim Baxter & Associates, Inc. ("PBA") and Smith Barney Mutual Funds Management Inc. The new advisory agreement will be identical in all material respects to the agreement with PBA except that Berger Associates will be receiving 0.50% for its services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio subject to the shareholders approving an increase in the management fee payable to SBMFM. Berger Associates was founded in 1973 and currently manages $3.7 billion in assets. Shareholders of this Portfolio will soon be receive detailed information concerning Berger Associates.

  A change of the investment strategy of Boston Structured Advisers ("BSA"), investment adviser to a portion of the assets of Large Capitalization Growth Investments from an "enhanced index" manager to a pure index manager. This change in investment strategy will result in BSA's fees being decreased.

FD